Statement of Net Assets Available for Benefits - EBP 075 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Plan investments at fair value (Note 5)	$ 9,650,262	$ 8,370,008
Plan investments at contract value (Note 6)	464,079	487,891
Notes receivable from participants	108,147	104,112
Employer contribution receivable	74,246	76,511
Participants' contribution receivable	22	104
Net assets available for benefits	$ 10,296,756	$ 9,038,626